                                                                EXHIBIT 10.l



                              MASCO CORPORATION
                     1991 LONG TERM STOCK INCENTIVE PLAN

                    (Amended and Restated April 23, 1997)

SECTION 1.  PURPOSES

        The purposes of the 1991 Long Term Stock Incentive Plan (the "Plan") are to encourage selected employees of and consultants to Masco Corporation (the "Company") and its Affiliates to acquire a proprietary interest in the Company in order to create an increased incentive to contribute to the Company's future success and prosperity, and enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth and profitability of the Company depend, thus enhancing the value of the Company for the benefit of its stockholders.

SECTION 2.  DEFINITIONS

        As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Affiliate" shall mean any entity in which the Company's direct or indirect equity interest is at least twenty percent, and any other entity in which the Company has a significant direct or indirect equity interest, whether more or less than twenty percent, as determined by the Committee.

        (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

        (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

        (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (e) "Committee" shall mean a committee of the Company's directors designated by the Board of Directors to administer the Plan and composed of not less than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3.

        (f) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

        (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (h) "Incentive Stock Option" shall mean an Option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

        (i) "Non-Qualified Stock Option" shall mean an Option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

        (j) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (k) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

        (l) "Participant" shall mean an employee of or consultant to the Company or any Affiliate designated to be granted an Award under the Plan.

        (m) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

        (n) "Restricted Period" shall mean the period of time during which Awards of Restricted Stock or Restricted Stock Units are subject to restrictions.

        (o) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

        (p) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

        (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

        (r) "Section 16" shall mean Section 16 of the Exchange Act, the rules and regulations promulgated by the Securities and Exchange Commission thereunder, or any successor provision, rule or regulation.

        (s) "Shares" shall mean the Company's common stock, par value $1.00 per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 4(c) of the Plan.

        (t) "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

SECTION 3.  ADMINISTRATION

        The Committee shall administer the Plan, and subject to the terms of the Plan and applicable law, the Committee's authority shall include without limitation the power to:

                (i) designate Participants;

                (ii) determine the types of Awards to be granted;

                (iii) determine the number of Shares to be covered by Awards and any payments, rights or other matters to be calculated in connection therewith;

                (iv) determine the terms and conditions of Awards and amend the terms and conditions of outstanding Awards;

                (v) determine how, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

                (vi) determine how, whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

                (vii) determine the methods or procedures for establishing the fair market value of any property (including, without limitation, any Shares or other securities) transferred, exchanged, given or received with respect to the Plan or any Award;

                (viii) prescribe and amend the forms of Award Agreements and other instruments required under or advisable with respect to the Plan;

                (ix) designate Options granted to key employees of the Company or its subsidiaries as Incentive Stock Options;

                (x) interpret and administer the Plan, Award Agreements, Awards and any contract, document, instrument or agreement relating thereto;

                (xi) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the administration of the Plan;

                (xii) decide all questions and settle all controversies and disputes which may arise in connection with the Plan, Award Agreements and Awards;

                (xiii) delegate to directors of the Company the authority to designate Participants and grant Awards, and to amend Awards granted to Participants;

                (xiv) make any other determination and take any other action that the Committee deems necessary or desirable for the interpretation, application and administration of the Plan, Award Agreements and Awards.

        All designations, determinations, interpretations and other decisions under or with respect to the Plan, Award Agreements or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons, including the Company, Affiliates, Participants, beneficiaries of Awards and stockholders of the Company.

SECTION 4.  SHARES AVAILABLE FOR AWARDS

        (a)  Shares Available.  Subject to adjustment as provided in Section
4(c):

                (i) Initial Authorization. There shall be 8,000,000 Shares initially available for issuance under the Plan.

                (ii) Acquired Shares. In addition to the amount set forth above, up to 8,000,000 Shares acquired by the Company subsequent to the 1997 Annual Meeting of Stockholders as full or partial payment for the exercise price for an Option or any other stock option granted by the Company, or acquired by the Company, in open market transactions or otherwise, in connection with the Plan or any Award hereunder or any other employee stock option or restricted stock issued by the Company may thereafter be included in the Shares available for Awards. If any Shares covered by an Award or to which an Award relates are forfeited, or if an Award expires, terminates or is cancelled, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan by reason of such Award, to the extent of any such forfeiture, expiration, termination or cancellation, may thereafter be available for further granting of Awards and included as acquired Shares for purposes of the preceding sentence.

                (iii) Shares Under Prior Plans. In addition to the amounts set forth above, shares remaining available for issuance upon any termination of authority to make further awards under both the Company's 1988 Restricted Stock Incentive Plan and its 1988 Stock Option Plan shall thereafter be available for issuance hereunder.

                (iv) Accounting for Awards.  For purposes of this Section 4,

                         (A) if an Award (other than a Dividend Equivalent) is
                denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan to the extent determinable on such date and insofar as the number of Shares is not then determinable under procedures adopted by the Committee consistent with the purposes of the Plan; and

                         (B) Dividend Equivalents and Awards not denominated in
                Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

        provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or restricted stock awards or stock options granted under any other plan of the Company may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company or its Affiliates, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company of, or in sub-stitution for, outstanding restricted stock awards or stock options previously granted by an acquired company shall not, except in the case of Awards granted to Participants who are directors or officers of the Company for purposes of Section 16, be counted against the Shares available for granting Awards under the Plan.

                (v) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Shares or of Shares reacquired by the Company, including but not limited to Shares purchased on the open market.

        (b) Individual Stock-Based Awards.  Subject to adjustment as provided in
Section 4(c), no Participant may receive Options or Stock Appreciation Rights under the Plan in any calendar year that relate to more than 1,000,000 Shares in the aggregate; provided, however, that such number may be increased with respect to any Participant by any Shares available for grant to such Participant in accordance with this Paragraph 4(b) in any prior years that were not granted in such prior year beginning on or after January 1, 1997. No provision of this Paragraph 4(b) shall be construed as limiting the amount of any other stock-based or cash-based Award which may be granted to any Participant.

        (c) Adjustments. Upon the occurrence of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or extraordinary transaction or event which affects the Shares, then the Committee shall have the authority to make such adjustment, if any, in such manner as it deems appropriate, in (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) outstanding Awards including without limitation the number and type of Shares (or other securities or property) subject thereto, and (iii) the grant, purchase or exercise price with respect to outstanding Awards and, if deemed appropriate, make provision for cash payments to the holders of outstanding Awards; pro-vided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5.  ELIGIBILITY

        Any employee of or consultant to the Company or any Affiliate, including any officer of the Company (who may also be a director, any person who serves only as a director of the Company and any consultant to the Company or an Affiliate who is also a director of the Company and who is not rendering services pursuant to a written agreement with the entity in question), as may be selected from time to time by the Committee or by the directors to whom authority may be delegated pursuant to Section 3 hereof in its or their discretion, is eligible to be designated a Participant.

SECTION 6.  AWARDS

        (a) Options. The Committee is authorized to grant Options to Participants.

                (i) Committee Determinations. Subject to the terms of the Plan, the Committee shall determine:

                         (A) the purchase price per Share under each Option,
                provided, however, that such price shall be not less than 100% of the fair market value of the Shares underlying such Option on the date of grant;

                         (B) the term of each Option; and

                         (C) the time or times at which an Option may be
                exercised, in whole or in part, the method or methods by which and the form or forms (including, without limitation, cash, Shares, other Awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

        Subject to the terms of the Plan, the Committee may impose such conditions or restrictions on any Option as it deems appropriate.

                (ii) Other Terms.  Unless otherwise determined by the Committee:

                         (A) A Participant electing to exercise an Option shall
                give written notice to the Company, as may be specified by the Committee, of exercise of the Option and the number of Shares elected for exercise, such notice to be accompanied by such in-struments or documents as may be required by the Committee, and shall tender the purchase price of the Shares elected for exercise.

                         (B) At the time of exercise of an Option payment in
                full in cash or in Shares (that have been held by the Participant for at least six months) or any combination thereof, at the option of the Participant, shall be made for all Shares then being purchased.

                         (C) The Company shall not be obligated to issue any
                Shares unless and until:

                              (I) if the class of Shares at the time is listed
                         upon any stock exchange, the Shares to be issued have been listed, or authorized to be added to the list upon official notice of issuance, upon such exchange, and

                              (II) in the opinion of the Company's counsel
                         there has been compliance with applicable law in connection with the issuance and delivery of Shares and such issuance shall have been approved by the Company's counsel.

                         Without limiting the generality of the foregoing, the
                Company may require from the Participant such investment representation or such agreement, if any, as the Company's counsel may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Participant agree that any sale of the Shares will be made only in such manner as shall be in accordance with law and that the Participant will notify the Company of any intent to make any disposition of the Shares whether by sale, gift or otherwise. The Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a stockholder only as and when Shares have been actually issued to the Participant pursuant to the Plan.

                         (D) If the employment of or consulting arrangement with
                a Participant terminates for any reason (including termination by reason of the fact that an entity is no longer an Affiliate) other than the Participant's death, the Participant may thereafter exercise the Option as provided below, except that the Committee may terminate the unexercised portion of the Option concurrently with or at any time following termination of the employment or consulting arrangement (including termination of employment upon a change of status from employee to consultant) if it shall determine that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate. If such termination is voluntary on the part of the Participant, the Option may be exercised only within ten days after the date of termination. If such termination is involuntary on the part of the Participant, if an employee retires on or after normal retirement date or if the employment or consulting relationship is terminated by reason of permanent and total disability, the Option may be exercised within three months after the date of termination or retirement. For purposes of this Paragraph (D), a Participant's employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or (iii) by virtue of a change of status from employee to consultant or from consultant to employee, except as provided above.

                         (E) If a Participant dies at a time when entitled to
                exercise an Option, then at any time or times within one year after death such Option may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to death. The Company may decline to deliver Shares to a designated beneficiary until it receives indemnity against claims of third parties satisfactory to the Company. Except as so exercised such Option shall expire at the end of such period.

                         (F) An Option may be exercised only if and to the
                extent such Option was exercisable at the date of termination of employment or the consulting arrangement, and an Option may not be exercised at a time when the Option would not have been exercisable had the employment or consulting arrangement contin-ued.

                (iii) Restoration Options. The Committee may grant a Participant the right to receive a restoration Option with respect to an Option or any other stock option granted by the Company. Unless the Committee shall otherwise determine, a restoration Option shall provide that the underlying option must be exercised while the Participant is an employee of or consultant to the Company or an Affiliate and the number of Shares which are subject to a restoration Option shall not exceed the number of whole Shares exchanged in payment for the exercise of the original option.

        (b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the fair market value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the Committee shall determine the grant price, term, methods of exercise and settlement and any other terms and conditions of any Stock Appreciation Right and may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

        (c)  Restricted Stock and Restricted Stock Units.

                (i) Issuance. The Committee is authorized to grant to Participants Awards of Restricted Stock, which shall consist of Shares, and Restricted Stock Units which shall give the Participant the right to receive cash, other securities, other Awards or other property, in each case subject to the termination of the Restricted Period determined by the Committee.

                (ii) Restrictions. The Restricted Period may differ among Participants and may have different expiration dates with respect to portions of Shares covered by the same Award. Subject to the terms of the Plan, Awards of Restricted Stock and Restricted Stock Units shall have such restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise. Unless the Committee shall otherwise determine, any Shares or other securities distributed with respect to Restricted Stock or which a Participant is otherwise entitled to receive by reason of such Shares shall be subject to the restrictions contained in the applicable Award Agreement. Subject to the aforementioned restrictions and the provisions of the Plan, Participants shall have all of the rights of a stockholder with respect to Shares of Restricted Stock.

                (iii) Registration. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of stock certificates.

                (iv) Forfeiture.  Except as otherwise determined by the
        Committee:

                         (A) If the employment of or consulting arrangement with
                a Participant terminates for any reason (including termination by reason of the fact that any entity is no longer an Affiliate), other than the Participant's death or permanent and total disability or, in the case of an employee, retirement on or after normal retirement date, all Shares of Restricted Stock theretofore awarded to the Participant which are still subject to restrictions shall upon such termination of employment or the consulting relationship be forfeited and transferred back to the Company. Notwithstanding the foregoing or Paragraph (C) below, if a Participant continues to hold an Award of Restricted Stock following termination of the employment or consulting arrangement (including retirement and termination of employment upon a change of status from employee to consultant), the Shares of Restricted Stock which remain subject to restrictions shall nonetheless be forfeited and transferred back to the Company if the Committee at any time thereafter determines that the Participant has engaged in any activity detrimental to the interests of the Company or an Affiliate. For purposes of this Paragraph (A), a Participant's employment or consulting arrangement shall not be considered terminated (i) in the case of approved sick leave or other bona fide leave of absence (not to exceed one year), (ii) in the case of a transfer of employment or the consulting arrangement among the Company and Affiliates, or (iii) by virtue of a change of status from employee to consultant or from consultant to employee, except as provided above.

                         (B) If a Participant ceases to be employed or retained
                by the Company or an Affiliate by reason of death or permanent and total disability or if following retirement a Participant continues to have rights under an Award of Restricted Stock and thereafter dies, the restrictions contained in the Award shall lapse with respect to such Restricted Stock.

                         (C) If an employee ceases to be employed by the Company
                or an Affiliate by reason of retirement on or after normal retirement date, the restrictions contained in the Award of Restricted Stock shall continue to lapse in the same manner as though employment had not terminated.

                         (D) At the expiration of the Restricted Period as to
                Shares covered by an Award of Restricted Stock, the Company shall deliver the Shares as to which the Restricted Period has expired, as follows:

                              (1) if an assignment to a trust has been made in
                         accordance with Section 6(g)(iv)(B)(2)(c), to such trust; or

                              (2) if the Restricted Period has expired by reason
                         of death and a beneficiary has been designated in form approved by the Company, to the beneficiary so designated; or

                              (3) in all other cases, to the Participant or the
                         legal representative of the Participant's estate.

        (d) Performance Awards. The Committee is authorized to grant Performance Awards to Participants. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and other terms and conditions shall be determined by the Committee.

        (e) Dividend Equivalents. The Committee is authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine.

        (f) Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants to persons who are subject to Section 16 must comply with the provisions of Rule 16b-3. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof, as the Committee shall determine.

        (g)  General.

                (i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under another plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

                (iv) Limits on Transfer of Awards.

                         (A) Except as the Committee may otherwise determine, no
                Award or right under any Award may be sold, encumbered, pledged, alienated, attached, assigned or transferred in any manner and any attempt to do any of the foregoing shall be void and unenforceable against the Company.

                         (B) Notwithstanding the provisions of Paragraph (A)
                above:

                         (1) An Option may be transferred:

                                (a) to a beneficiary designated by the
                         Participant in writing on a form approved by the Committee;

                                (b) by will or the applicable laws of
                         descent and distribution to the personal representative, executor or administrator of the Participant's estate; or

                                (c) to a revocable grantor trust established by
                         the Participant for the sole benefit of the Participant during the Participant's life, and under the terms of which the Participant is and remains the sole trustee until death or physical or mental incapacity. Such assignment shall be effected by a written instrument in form and content satisfactory to the Committee, and the Participant shall deliver to the Committee a true copy of the agreement or other document evidencing such trust. If in the judgment of the Committee the trust to which a Participant may attempt to assign rights under such an Award does not meet the criteria of a trust to which an assignment is permitted by the terms hereof, or if after assignment, because of amendment, by force of law or any other reason such trust no longer meets such criteria, such attempted assignment shall be void and may be disregarded by the Committee and the Company and all rights to any such Options shall revert to and remain solely in the Participant. Notwithstanding a qualified assignment, the Participant, and not the trust to which rights under such an Option may be as signed, for the purpose of determining compensation arising by reason of the Option shall continue to be considered an employee or consultant, as the case may be, of the Company or an Affiliate, but such trust and the Participant shall be bound by all of the terms and conditions of the Award Agreement and this Plan. Shares issued in the name of and delivered to such trust shall be conclusively considered issuance and delivery to the Participant.

                         (2) A Participant may assign or transfer rights under
                an Award of Restricted Stock or Restricted Stock Units:

                             (a) to a beneficiary designated by the
                         Participant in writing on a form approved by the Committee;

                                (b) by will or the applicable laws of descent
                         and distribution to the personal representative, executor or administrator of the Participant's estate; or

                                (c) to a revocable grantor trust established by
                         the Participant for the sole benefit of the Participant during the Participant's life, and under the terms of which the Participant is and remains the sole trustee until death or physical or mental incapacity. Such assignment shall be effected by a written instrument in form and content satisfactory to the Committee, and the Participant shall deliver to the Committee a true copy of the agreement or other document evidencing such trust. If in the judgment of the Committee the trust to which a Participant may attempt to assign rights under such an Award does not meet the criteria of a trust to which an assignment is permitted by the terms hereof, or if after assignment, because of amendment, by force of law or any other reason such trust no longer meets such criteria, such attempted assignment shall be void and may be disregarded by the Committee and the Company and all rights to any such Awards shall revert to and remain solely in the Participant. Notwithstanding a qualified assignment, the Participant, and not the trust to which rights under such an Award may be assigned, for the purpose of determining compensation arising by reason of the Award shall continue to be considered an employee or consultant, as the case may be, of the Company or an Affiliate, but such trust and the Participant shall be bound by all of the terms and conditions of the Award Agreement and this Plan. Shares issued in the name of and delivered to such trust shall be conclusively considered issuance and delivery to the Participant.

                         (3) The Committee shall not permit directors or
                officers of the Company for purposes of Section 16 to transfer or assign Awards except as permitted under Rule 16b-3.

                (C) The Committee, the Company and its officers, agents and employees may rely upon any beneficiary designation, assignment or other instrument of transfer, copies of trust agreements and any other documents delivered to them by or on behalf of the Participant which they believe genuine and any action taken by them in reliance thereon shall be conclusive and binding upon the Participant, the personal representatives of the Participant's estate and all persons asserting a claim based on an Award. The delivery by a Participant of a beneficiary designation, or an assignment of rights under an Award as permitted hereunder, shall constitute the Participant's irrevocable undertaking to hold the Committee, the Company and its officers, agents and employees harmless against claims, including any cost or expense incurred in defending against claims, of any person (including the Participant) which may be asserted or alleged to be based on an Award subject to a beneficiary designation or an assignment. In addition, the Company may decline to deliver Shares to a beneficiary until it receives indemnity against claims of third parties satisfactory to the Company.

        (v) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (vi) Change in Control. (A) Notwithstanding any of the provisions of this Plan or instruments evidencing Awards granted hereunder, upon a Change in Control of the Company (as hereinafter defined) the vesting of all rights of Participants under outstanding Awards shall be accelerated and all restrictions thereon shall terminate in order that Participants may fully realize the benefits thereunder. Such acceleration shall include, without limitation, the immediate exercisability in full of all Options and the termination of restrictions on Restricted Stock and Restricted Stock Units. Further, in addition to the Committee's authority set forth in Section
        4(c), the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control.

                (B) With respect to any Award granted hereunder prior to December 6, 1995, a Change in Control shall occur if:

                    (1) any "person" or "group of persons" as such
                terms are used in Sections 13(d) and 14(d) of the Exchange
                Act, other than pursuant to a transaction or agreement previously approved by the Board of Directors of the Company, directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
                Act) or has the right to acquire such beneficial ownership (whether or not such right is exercisable immediately, with the passage of time, or subject to any condition) of voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company; or

                    (2) during any period of twenty-four consecutive
                calendar months, the individuals who at the beginning of such period constitute the Company's Board of Directors, and any new directors whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof.

                (C) Notwithstanding the provisions of subparagraph (B), with respect to Awards granted hereunder on or after December 6, 1995, a Change in Control shall occur only if the event described in this subparagraph (C) shall have occurred. With respect to any other Award granted prior thereto, a Change in Control shall occur if any of the events described in subparagraphs (B) or (C) shall have occurred, unless the holder of any such Award shall have consented to the application of this subparagraph (C) in lieu of the foregoing subparagraph (B). A Change in Control for purposes of this subparagraph (C) shall occur if, during any period of twenty-four consecutive calendar months, the individuals who at the beginning of such period constitute the Company's Board of Directors, and any new directors (other than Excluded Directors, as hereinafter defined), whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof. For purposes hereof, "Excluded Directors" are directors whose election by the Board or approval by the Board for stockholder election occurred within one year of any "person" or "group of persons", as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, commencing a tender offer for, or becoming the beneficial owner of, voting securities representing 25 percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing 25 percent or more of such combined voting power.

                (D) (1) In the event that subsequent to a Change in Control it is determined that any payment or distribution by the Company to or for the benefit of a Participant, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, other than any payment pursuant to this subparagraph (D) (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then such Participant shall be entitled to receive from the Company, within 15 days following the determination described in (2) below, an additional payment ("Excise Tax Adjustment Payment") in an amount such that after payment by such Participant of all applicable Federal, state and local taxes (computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Excise Tax Adjustment Payment, such Participant retains an amount of the Excise Tax Adjustment Payment equal to the Excise Tax imposed upon the Payments.

                (2)      All determinations required to be made under this
        Section 6(g)(vi)(D), including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be made by Coopers & Lybrand L.L.P., or such other national accounting firm as the Company, or, subsequent to a Change in Control, the Company and the Participant jointly, may designate, for purposes of the Excise Tax, which shall provide detailed supporting calculations to the Company and the affected Participant within 15 business days of the date of the applicable Payment. Except as hereinafter provided, any determination by Coopers & Lybrand L.L.P., or such other national accounting firm, shall be binding upon the Company and the Participant. As a result of the uncertainty in the application of Section 4999 of the Code that may exist at the time of the initial determination hereunder, it is possible that (x) certain Excise Tax Adjustment Payments will not have been made by the Company which should have been made (an "Underpayment"), or (y) certain Excise Tax Adjustment Payments will have been made which should not have been made (an "Overpayment"), consistent with the calculations required to be made hereunder. In the event of an Underpayment, such Underpayment shall be promptly paid by the Company to or for the benefit of the affected Participant. In the event that the Participant discovers that an Overpayment shall have occurred, the amount thereof shall be promptly repaid to the Company.

                (3)      This Section 6(g)(vi)(D) shall not apply to any Award
        (x) that was granted prior to February 17, 1993 and (y) the holder of which is an executive officer of the Company, as determined under the Exchange Act.

                (vii) Cash Settlement. Notwithstanding any provision of this Plan or of any Award Agreement to the contrary, any Award outstanding hereunder may at any time be cancelled in the Committee's sole discretion upon payment of the value of such Award to the holder thereof in cash or in another Award hereunder, such value to be determined by the Committee in its sole discretion.

Section 7.  Amendment and Termination

        Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

        (a) Amendments to the Plan. The Board of Directors of the Company may amend the Plan and the Board of Directors or the Committee may amend any out-standing Award; provided, however, that (i) no Plan amendment shall be effective until approved by stockholders of the Company insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the conditions of Rule 16b-3, and (ii) without the consent of affected
Participants no amendment of the Plan or of any Award may impair the rights of Participants under outstanding Awards, and (iii) no Option may be amended to reduce its initial exercise price other than in connection with an event described in Section 4(c) hereof.

        (b) Waivers. The Committee may waive any conditions or rights under any Award theretofore granted, prospectively or retroactively, without the consent of any Participant.

        (c) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

        (d) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to effectuate the Plan.

Section 8.  General Provisions

        (a) No Rights to Awards. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards of the same type and the determination of the Committee to grant a waiver or modification of any Award and the terms and conditions thereof need not be the same with respect to each Participant.

        (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards or other property) of withholding taxes due in respect of an Award, its exercise or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

        (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continu-ing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

        (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or other written agreement with the Participant.

        (e) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable Federal law.

        (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

        (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9.  EFFECTIVE DATE OF THE PLAN

        The Plan shall be effective as of the date of its approval by the Company's stockholders.